UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2010

FNDS3000 CORP

(Exact name of registrant as specified in its charter)

Delaware	333-138512	51-0571588
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4651 Salisbury Road, Suite 485

Jacksonville, Florida 32256

(Address of principal executive offices)

(904) 273-2702

(Registrant’s telephone number, including area code)

Copies to:

Stephen M. Fleming, Esq.

Law Offices of Stephen M. Fleming PLLC

49 Front Street, Suite 206

Rockville Centre, New York 11570

Phone: (516) 833-5034

Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Item 2.03	Creation of a Direct Financial Obligation.

Item 3.02	Unregistered Sales of Equity Securities.

On October 19, 2010, FNDS3000 Corp (the “Company”) sold 5,714,286 shares of common stock, $0.001 par value (the “Common Stock”) and related common stock purchase warrants to various accredited investors at a per share purchase price of $0.175 representing gross proceeds of $1,000,000 as more fully detailed below.

October 2010 Financing with Sherington

On October 19, 2010, to obtain funding for the development of the business, the Company entered into a private placement subscription agreement (the “Sherington October 2010 Subscription Agreement”) with Sherington Holdings, LLC (“Sherington”) pursuant to which Sherington purchased 5,638,890 shares of Common Stock (the “Sherington October 2010 Shares”) at a purchase price of $0.175 per share and a warrant to purchase 5,638,890 shares of Common Stock (the “Sherington October 2010 Warrant”) for aggregate gross proceeds of $986,806.

The Sherington October 2010 Warrant is exercisable for a period of two years from the date of issuance (the “Exercise Period”) at an initial exercise price of $0.175 per share. The exercise price of the Sherington October 2010 Warrant is subject to full ratchet and anti-dilution adjustment for subsequent lower price issuances by the Company, as well as customary adjustments provisions for stock splits, stock dividends, recapitalizations and the like.

Further, the Company issued to Sherington a Fifth Amended and Restated Warrant (the “Fifth Warrant”), amending the number of shares that Sherington is entitled to from 12,412,427 shares to 9,254,360 shares and also recognizing an increased interest in the Company from 49.98% to 55.21%. The Fifth Warrant provides that Sherington is entitled to purchase from the Company an aggregate of 9,254,360 shares of Common Stock of the Company at a price equal to $0.175 per share through December 31, 2013. Notwithstanding the foregoing, the Fifth Warrant shall only be exercisable so that Sherington may maintain its percentage interest in the Company of 55.21% and is only exercisable by Sherington if and when there has occurred a full or partial exercise of any derivative securities of the Company outstanding as of July 1, 2009 (but excluding the securities held by Sherington), the 4,000,000 warrants issued to Bank Julius Baer & Co. Ltd. and the 1,000,000 warrants issued to Mr. Besuchet. The exercise price of the Fifth Warrant is subject to full ratchet and anti-dilution adjustment for subsequent lower price issuances by the Company, as well as customary adjustments, provisions for stock splits, stock dividends, recapitalizations and the like.

Contemporaneously with the execution and delivery of the Sherington October 2010 Subscription Agreement, the Company and Sherington entered into that certain Amendment No. 6 to the certain Registration Rights Agreement dated January 6, 2009 (the “Sixth Amendment”) whereby the Company expanded the definition of Shares (as defined in the Sixth Amendment) to include, among other things, the Sherington October 2010 Shares and the shares issuable upon the exercise of the Sherington October 2010 Warrant.

Furthermore, with the execution and delivery of the Sherington October 2010 Subscription Agreement, the Company and Sherington entered into that certain Commitment Agreement (the “Commitment Agreement”) dated October 19, 2010. Pursuant to the Commitment Agreement, the Company agreed to sell and Sherington agreed to commit to purchase a prescribed pro rata portion of Common Stock of the Company in a private placement. The Company expects to offer shares of the Company’s Common Stock in four tranches, the first tranche (“Tranche 1”) closed on October 19, 2010 and three additional tranches to generate proceeds of $500,000 each are to close in January 2011, April 2011 and July 2011. In addition, in the event that the aggregate funds received from accepted subscriptions of any tranche is less than the applicable tranche cap, Sherington agreed to purchase shares in an aggregate principal amount equal to, and for an aggregate purchase price of, Sherington’s call amount, as defined in the Commitment Agreement.

The securities were offered and sold to Sherington in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated under Regulation D thereunder. Sherington is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

October 2010 Financing with Accredited Investors

On October 19, 2010, to obtain funding for the development of the business, the Company entered into a private placement subscription agreement (the “October 2010 Subscription Agreement”) with accredited investors (the “October 2010 Investors”) pursuant to which the October 2010 Investors purchased, in the aggregate, 75,396 shares (the “Purchased Shares”) of the Company’s Common Stock at a purchase price of $0.175 per share and a warrant, to purchase, in the aggregate, 75,396 shares of Common Stock (the “October 2010 Warrant”) for aggregate gross proceeds of $13,194. The October 2010 Investors included Raymond Goldsmith, our Chairman and Chief Executive Officer.

The October 2010 Warrant is exercisable for a period of two years from the date of issuance at an initial exercise price of $0.175 per share. The exercise price of the October 2010 Warrant is subject to full ratchet and anti-dilution adjustment for subsequent lower price issuances by the Company, as well as customary adjustments provisions for stock splits, stock dividends, recapitalizations and the like.

The securities were offered and sold to the October 2010 Investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated under Regulation D thereunder. The October 2010 Investors are accredited investors as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

Robert Klein – Contract of Employment

On August 30, 2010, the Company and Robert Klein entered into a Contract of Employment whereby Mr. Klein agreed to serve as the Chief Executive Officer, South Africa commencing September 1, 2010 through December 31, 2011. The Company agreed to pay Mr. Klein an annual salary of $200,000 as well as provide Mr. Klein with standard benefits.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit Description

4.1	Private Placement Subscription Agreement by and between FNDS3000 Corp and Sherington Holdings, LLC, dated October 19, 2010

4.2	Fifth Amended and Restated Warrant to Purchase Common Stock issued to Sherington Holdings, LLC, dated October 19, 2010

4.3	Form of Warrant issued on October 19, 2010

4.4	Form of Private Placement Subscription Agreement by and between FNDS3000 Corp and the October 2010 Investors, dated October 19, 2010

4.5	Sixth Amendment to the Registration Rights Agreement by and between FNDS3000 Corp and Sherington Holdings, LLC, dated October 19, 2010,

4.6	Commitment Agreement by and between FNDS3000 Corp and Sherington Holdings, LLC, dated October 19, 2010

10.1	Contract of Employment entered into by and between FNDS3000 Corp and Robert Klein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FNDS3000 CORP

Date: October 25, 2010	/s/ Joseph F. McGuire
Joseph F. McGuire
Chief Financial and Accounting Officer